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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2005


MBNA AMERICA BANK, NATIONAL ASSOCIATION
ON BEHALF OF THE
MBNA MASTER CREDIT CARD TRUST II
 (Exact name of registrant as specified in its charter)

United States

333-104089

51-0331454
(State or other jurisdiction of
incorporation)

(Commission File Number)

(IRS Employer
Identification No.)

Wilmington, DE

19884
(Address of principal executive office)

(Zip Code)

Registrant's telephone number, including area code  (800) 362-6255.

                        N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

ITEM 8.01.              Other Events.

On November 29, 2005, MBNA America Bank, National Association (the "Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the r eceivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No.
45 of Receivables in Additional Accounts dated as of  November 29, 2005,
(the "Assignment"). The principal amount of the Receivables in the Additional Accounts on November 29, 2005, was $1,651,452,545.16. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.

December 15, 2005 is a Distribution Date for each publicly-offered Series of Certificates issued by MBNA Master Credit Card Trust II. Copies of the Certificateholders' Statements for the month ended November 30, 2005 are included as Exhibits to this Report under Exhibit 20.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 20:


20.1. Series 1996-B Certificateholders' Statement for the month ended November 30, 2005.

20.2. Series 1996-G Certificateholders' Statement for the month ended November 30, 2005.

20.3. Series 1996-M Certificateholders' Statement for the month ended November 30, 2005.

20.4. Series 1997-B Certificateholders' Statement for the month ended November 30, 2005.

20.5. Series 1998-E Certificateholders' Statement for the month ended November 30, 2005.

20.6. Series 1998-G Certificateholders' Statement for the month ended November 30, 2005.

20.7. Series 1999-B Certificateholders' Statement for the month ended November 30, 2005.

20.8. Series 1999-D Certificateholders' Statement for the month ended November 30, 2005.

20.9. Series 1999-J Certificateholders' Statement for the month ended November 30, 2005.

20.10. Series 1999-L Certificateholders' Statement for the month ended November 30, 2005.

20.11. Series 2000-D Certificateholders' Statement for the month ended November 30, 2005.

20.12. Series 2000-E Certificateholders' Statement for the month ended November 30, 2005.

20.13. Series 2000-H Certificateholders' Statement for the month ended November 30, 2005.

20.14. Series 2000-L Certificateholders' Statement for the month ended November 30, 2005.

20.15. Series 2001-A Certificateholders' Statement for the month ended November 30, 2005.

20.16. Series 2001-B Certificateholders' Statement for the month ended November 30, 2005.


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     December 15, 2005


                                  MBNA AMERICA BANK, NATIONAL ASSOCIATION, as Servicer

                                  By:         /s/Marcie Copson-Hall
                                  ----------------------------------
                                  Name:   Marcie Copson-Hall
                                  Title:  Executive Vice President


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